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                                                                 EXHIBIT 10.16.5

                                                                  EXECUTION COPY

                                 FIFTH AMENDMENT



                   FIFTH AMENDMENT, dated as of December 15, 2000 (this "Amendment"), to and of the Amended and Restated Credit and Participation Agreement, dated as of November 14, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LORAL SPACECOM CORPORATION (the "Borrower"), SPACE SYSTEMS/LORAL, INC. ("SS/L"), the Banks from time to time parties thereto (the "Banks"), ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. ("San Paolo"), individually and as selling bank (in such capacity, the "Selling Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank, THE CHASE MANHATTAN BANK, as syndication agent and NATIONSBANK OF TEXAS, N.A., as documentation agent.

                              W I T N E S S E T H :

                   WHEREAS, the Borrower currently has outstanding receivables (the "Globalstar Receivables") as set forth on Schedule 1 attached hereto, in the aggregate amount at historical cost, as of December 31, 2000, of approximately $180,000,000, owed to it by Globalstar, L.P. ("Globalstar"); and

                   WHEREAS, the Borrower has agreed to sell (the "Globalstar Receivables Sale") the Globalstar Receivables to Loral Space & Communications Corporation (the "Parent") for a purchase price of approximately $180,000,000 (provided that at least $130,000,000 of the purchase price is payable in cash and the remainder if any, of such purchase price is payable in the form of a promissory note issued by the Parent to the Borrower); and

                  WHEREAS, on or prior to the date hereof, the Borrower paid a dividend to Parent of $70,000,000, which dividend is permitted under Subsection
9.7 of the Credit Agreement and which will be used to finance in part the cash portion of the consideration for the Globalstar Receivables Sale; and

                  WHEREAS, in connection with the Globalstar Receivables Sale, the Borrower has requested that the Credit Agreement be amended as more fully set forth below; and

                  WHEREAS, the Required Banks are willing to agree to such amendment upon terms and subject to the conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein (including the recitals hereto) as therein defined.
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                  Section 2. Amendment of Subsection 1.1 (Defined Terms).
Subsection 1.1 of the Credit Agreement is hereby amended by:

                   (i) adding a proviso at the end of the first sentence of the definition of "Consolidated EBITDA" to read in its entirety as follows:

                  "provided that, if the Globalstar Receivables Sale occurs, any charges or write-offs associated with the Globalstar Receivables or any gains resulting from the Globalstar Receivables Sale in each case that are recorded or taken after October 1, 2000, shall be disregarded for the purpose of calculating Consolidated EBITDA."

                  (ii) adding a proviso at the end of the definition of "Consolidated Interest Expense" to read in its entirety as follows:

                  "provided that, if the Globalstar Receivables Sale occurs, any charges or write-offs associated with the Globalstar Receivables or any gains resulting from the Globalstar Receivables Sale in each case that are recorded or taken after October 1, 2000, shall be disregarded for the purpose of calculating Consolidated Interest Expense."

                  (iii) adding a proviso at the end of the definition of "Excess Cash Flow" to read in its entirety as follows:

                  "provided that, if the Globalstar Receivables Sale occurs, any cash received in connection with the Globalstar Receivables Sale, any charges or write-offs associated with the Globalstar Receivables or any gains resulting from the Globalstar Receivables Sale in each case that are recorded or taken after October 1, 2000, shall be disregarded for the purpose of calculating Excess Cash Flow."

                  (iv) adding a proviso at the end of the definition of "Shareholders' Equity" to read in its entirety as follows:

                  "provided that, if the Globalstar Receivables Sale occurs, any charges or write-offs associated with the Globalstar Receivables or any gains resulting from the Globalstar Receivables Sale in each case that are recorded or taken after October 1, 2000, shall be disregarded for the purpose of calculating Shareholders' Equity."

                  (v) adding the following definition in the proper alphabetical order:

                  "`Globalstar Receivables Sale': the sale, after the declaration and payment of the $70,000,000 dividend by the Borrower contemplated by Section 9.7, by the Borrower to Loral Space & Communications Corporation (`LSCC') of receivables having a historical cost of at least $180,000,000 owed by Globalstar L.P. to the Borrower for a purchase price equal to such historical cost of such receivables (provided that at least $130,000,000 of the purchase price is payable in cash and the remainder, if any, of such purchase price is payable in the form of a promissory note issued by LSCC to the Borrower). The Borrower shall provide notice of the completion of the Globalstar Receivables Sale (which such notice shall evidence the occurrence thereof for purposes of this Amendment) to the Administrative Agent and the Administrative Agent shall, upon request by the Borrower, acknowledge the receipt of such notice and forward such notice to the Lenders."
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                  Section 3. Amendment of Subsection 9.6 (Limitation on Sale of
Assets). Subsection 9.6 of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing at the end of paragraph (g) thereof and (ii) deleting the period appearing at the end of paragraph (h) and adding in lieu thereof the following:

                  "; or

                  (i)  the Globalstar Receivables Sale."

                  Section 4. Amendment of Subsection 9.8 (Limitation on Investments, Loans and Advances). Subsection 9.8 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of paragraph
(h) and (ii) deleting the period at the end of paragraph (i) and adding in lieu thereof the following:

                  "; and

                  (j) the promissory note issued by the Parent in connection with the Globalstar Receivables Sale."

                  Section 5. Amendment of Subsection 9.9 (Transactions with Affiliates). Subsection 9.9 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (a) and inserting a comma in lieu thereof, (ii) deleting the word "and" at the end of clause (b) and inserting a comma in lieu thereof and (iii) deleting the period at the end of clause (c) and inserting in lieu thereof the following:

                  " and (d) the Globalstar Receivables Sale."

                  Section 6. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Borrower, SS/L, and the Required Banks.

                  Section 7. Legal Obligation. The Borrower represents and warrants to each Bank that the Credit Agreement and this Amendment constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  Section 8. Continuing Effect. Except for the amendments expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

                  Section 9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
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                  SECTION 10 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                              LORAL SPACECOM CORPORATION


                              By:  /s/ Janet Yeung
                              Title: Vice President and Assistant Secretary


                              SPACE SYSTEMS/LORAL, INC.


                              By: /s/ Janet Yeung
                              Title: Vice President and Assistant Secretary


                              BANK OF AMERICA, NATIONAL ASSOCIATION,
                                as Administrative Agent, Issuing Bank and a Bank


                              By: /s/ Steve A. Aronowitz
                              Title: Managing Director


                              SAN PAOLO IMI S.p.A.,
                                as Selling Bank and in its individual capacity


                              By: ________________________________
                              Title:


                              By: ________________________________
                              Title:
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                                                     BANK OF MONTREAL


                                                     By:  /s/ Bruce A. Pietka
                                                     Title:  Director
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                                                     THE BANK OF NEW YORK


                                                     By:  /s/ Ken Sneider
                                                     Title: Vice President
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                                                     THE BANK OF NOVA SCOTIA


                                                     By:  /s/ Philip N Adsetts
                                                     Title:  Director
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                              BNP PARIBAS, formerly known as Banque Nationale de
                              Paris and successor to Paribas


                              By: /s/ Arnaud Collin du Bocage
                              Title: Director


                              By: /s/ Richard Pace
                              Title: Vice President, Corporate Banking Division
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                                                     BARCLAYS BANK PLC


                                                     By:  /s/ John Giannone
                                                     Title:  Director
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                                             BAYERISCHE LANDESBANK
                                             GIROZENTRALE CAYMAN ISLANDS
                                             BRANCH


                                             By: /s/ Hereward Drummund
                                             Title:  Senior Vice President


                                             By:  /s/ James H. Boyle
                                             Title:  Vice President
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                                                     THE CHASE MANHATTAN BANK


                                                     By:  /s/ William E. Rottino
                                                     Title:   Vice President
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                                                     CIBC INC.


                                                     By:  /s/ Michele E. Roller
                                                     Title:  Executive Director
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                                                     CITICORP USA, INC.


                                                     By:  /s/ Walter L. Larsen
                                                     Title:  Vice President
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                                             CREDIT LYONNAIS, NEW YORK BRANCH


                                             By:  /s/ Mark A. Campellone
                                             Title:   First Vice President
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                                             GE CAPITAL CORPORATION


                                             By:  /s/ Karl Kieffer
                                             Title:   Duly Authorized Signatory
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                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                   By:  /s/ Takuya Honjo
                                   Title:  Deputy General Manager
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                                             THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION



                                             By:  /s/ Scott J. Paige
                                             Title:  Executive Vice President
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                                             PNC BANK, NATIONAL ASSOCIATION


                                             By:  /s/ Steffen W. Crowther
                                             Title:  Vice President
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                                         THE SANWA BANK, LIMITED



                                         By:  /s/ Stephen C. Small
                                         Title:  Senior Vice President and
                                                 Area Manager
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                                        THE SUMITOMO BANK LIMITED


                                        By:  /s/ Edward D. Henderson, Jr.
                                        Title:   Senior Vice President
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                                        THE TOKAI BANK, LIMITED

                                        NEW YORK BRANCH



                                        By:  /s/ Shinichi Nakatani
                                        Title:  Assistant General Manager
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                                   Schedule 1

         (1) Globalstar vendor financing agreed upon in SS/L contract number GF-C-94-0008, dated as of 2/16/1994 as amended (the "Satellite Contract") in the principal amount of $110,105,000. A portion of the Globalstar vendor financing was provided by SS/L, as principal, and a portion was provided by subcontractors (SS/L acts as the agent). As of 12/31/2000 $36,742,000 had been repaid.

         (2) Globalstar vendor financing agreed upon in the Memorandum of Understanding #5 dated 6/15/1995 (pursuant to the Satellite Contract) in the principal amount of $90,000,000.

         (3) Globalstar vendor financing agreed upon in the Memorandum of Understanding #18 dated 9/9/1997 (pursuant to the Satellite Contract) in the principal amount of $24,107,143. A portion of the Globalstar vendor financing was provided by SS/L, as principal, and a portion was provided by subcontractors (SS/L acts as the agent). As of 12/31/2000 $8,045,143 had been repaid.

         (4) Orbital performance incentives as described in the Satellite Contract and/or Memorandum of Understanding #18 referred to above.

         (5) Note from Globalstar dated June 30, 2000 in the principal amount of $11,650,000 acquired pursuant to guaranty agreement related to the Globalstar credit agreement with the The Chase Manhattan Bank, N.A. dated 12/15/1995 as amended.

                       US$ IN THOUSANDS AS OF 12/31/2000

AGREEMENT ITEM                                                                AMOUNT                  AMOUNT
                                                                                                    ASSIGNED
-------------------------------------------------------------------------------------------------------------

     1. Portion provided by SS/L as principal                            $    32,619              $    32,619
        Accrued interest on SS/L portion                                       3,536                    3,536
        Portion provided by subcontractors (SS/L acts as agent)               40,744                      -
        Accrued interest on subcontractor portion                              2,222                      -

     2. Portion provided by SS/L                                              90,000                   90,000
        Accrued interest on SS/L portion                                      42,416                   42,416

     3. Portion provided by SS/L as principal                                  7,031                    7,031
        Accrued interest on SS/L portion                                         773                      773
        Portion provided by subcontractors (SS/L acts as agent)                9,031                       -
        Accrued interest on subcontractor portion                                488                       -

     4. Remaining orbital performance incentives                               9,900                    9,900
        Accrued interest                                                          83                       83

     5. Outstanding Principal Amount                                          11,650                   11,650
        Accrued interest                                                         584                      584
                                                                          ----------                 --------
                                                                  TOTAL  $   251,077               $  198,592